EXHIBIT 10.19

                     LEASE EXTENSION AND AMENDMENT AGREEMENT

THIS AGREEMENT made the 29th day of September, 1998.

BETWEEN:

          TMC (HERITAGE) CORP.
          (the "Landlord")
                                                  OF THE FIRST PART

                                     - and -

          ORTHOLOGIC CANADA LTD.
          (the "Tenant")
                                                  OF THE SECOND PART

                                     - and -

          ORTHOLOGIC CORP.
          (the "Idemnifier")
                                                  OF THE THIRD PART

     WHEREAS by an indenture of lease made the 1st day of March, 1997 (the "Lease") between Toronto Medical Corp. (the "Prior Landlord") and the Tenant (then known as Toronto Medical Orthpaedics Ltd.) the Prior Landlord leased to the Tenant the Premises (as defined in the Lease) upon and subject to the terms and conditions contained in the Lease.

     AND WHEREAS subsequent to the execution of the Lease by the Prior Landlord, the Prior Landlord changed its corporate name to Saringer Investments Ltd.;

     AND WHEREAS subsequent to the execution of the Lease by the Tenant, the Tenant changed its corporate name to Orthologic Canada Ltd.;

     AND WHEREAS on November 14, 1997 the Prior Landlord assigned its interest in the Lease to the Landlord, notice of which was provided to the Tenant;

     AND WHEREAS section 9.1 of the Lease granted the Tenant the right to renew the Term of the Lease for a further five (5) year term (the "First Renewal Term");

     AND WHEREAS the Landlord and the Tenant have agreed that;

1    the First Renewal Term shall be reduced to a three (3) year term, and

2 the Base Rent for the First Renewal Term shall be the same Base Rent paid by the Tenant under the Lease for the Term.

     AND WHEREAS pursuant to an Indemnity Agreement dated March 1, 1997 (the "Indemnity"), the Indemnifier agreed that throughout the Term of the Lease and any extension or renewal the Indemnifier will:

1 promptly pay all Base Rent, Additional Rent and any other amount payable by the Tenant under the Lease, whether to the Landlord or anyone else; and

2 promptly perform each and every obligation of the Tenant under the Lease, pursuant to the terms and conditions contained in the Indemnity.

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the terms and conditions hereinafter set forth, other good and valuable consideration and the sum of Two Dollars ($2.00) now paid by each party to the other (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1 The parties hereby acknowledge, confirm and agree that the foregoing recitals are true in substance and in fact.

2 Where used herein, all capitalized terms and expressions have the same meaning as they have in the Lease, unless a contrary expression is expressed herein.

3 Subject to paragraph 6 hereof, the Landlord and the Tenant agree, subject to the terms of the Lease as amended hereby, to renew the Lease for the First Renewal Term. The First Renewal Term shall be for a term of three (3) years from March 1, 1999 until February 28, 2002, and section 9.1 of the Lease shall be amended accordingly by deleting the word "five (5)" appearing in the tenth line of the first paragraph and replacing it with the word "three (3)".

4 The Base Rent for the First Renewal Term shall be the same Base Rent that was paid by the Tenant during the Term, being the annual sum of One Hundred and Forty Two Thousand Two Hundred and Eighty Five Dollars ($142,285.00) of lawful money of Canada, such amount payable in twelve (12) equal monthly installments of Eleven Thousand Eight Hundred and Fifty Seven Dollars ($11,857.00) in advance on the first day of each and every month during the First Renewal Term commencing March 1, 1999.

5 Pursuant to section 12.2(a) of the Lease, the Landlord's address for the service shall be amended to read as follows:

     "TMC" Heritage Corp.
     65 Proctor Avenue
     Thornhill, Ontario
     L3T 1M6
     Attention: Mr. JP. Scheidegger
     Facsimile: (905) 882-6678

     With a copy to:
     Koskie Minsky
     Barristers and Solicitors
     Suite 900, Box 52
     20 Queen Street West
     Toronto, Ontorio
     MSH 3R3
     Attention: Mr. George P. Dzuro
     Facsimile: (416) 977-3316

6 The renewal of the Lease for the First Renewal Term is subject to and conditional upon compliance by the Tenant with the provisions of section
     9.1 of the Lease and, in particular, that: the Tenant has not been in default under the terms of the Lease on more than two (2) occasions in any consecutive twelve (12) month period occurring prior to the commencement date of the First Renewal Term; or the Tenant is not in default under the terms of the Lease on the last day of the Term.

     If the foregoing condition has not been performed at or prior to the commencement date of the First Renewal Term, the Landlord may, by written notice to the Tenant, terminate all of its obligations with respect to the First Renewal Term and the Landlord shall be released from all of its obligations under the Lease, as amended hereby, with respect to the First Renewal Term. The foregoing condition may be waived be by the Landlord by notice in writing, without prejudice to any of the Landlord's rights to renew the Lease for the First Renewal Term and pursue any and all other legal remedies the Landlord may have, under the Lease or otherwise, with respect to any default by the Tenant under the terms of the Lease.

     The Indemnifier acknowledges, confirms and agrees that the Indemnity shall continue in full force and effect in favour of the Landlord pursuant to its terms and conditions with respect to the Lease and the obligations of the Tenant thereunder, as amended and renewed pursuant to this agreement.

2 Save and except as provided for herein, the parties hereto acknowledge and agree that all of The terms and conditions of the Lease shall continue in full force and effect, save and except as amended hereby.

3 This agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

4 This agreement may be executed in several counterparts each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. This agreement may be executed by one or more of the parties hereto by way of telecopying device and such execution shall be accepted as though signatures thereof were signed originals and in the event of such method of execution each party agrees to provide the other parties with copies of this agreement bearing original signatures within a reasonable time after execution.

     IN WITNESS WHEREOF the parties hereto have duly executed this agreement on the date first above written.

                                        TMC (HERITAGE) CORP.

                                        Per:
                                             -----------------------------------
                                             (Authorized Signing Officer)


                                        ORTHOLOGIC CANADA LTD.

                                        Per:
                                             -----------------------------------
                                             (Authorized Signing Officer)


                                        OTHOLOGIC CORP.

                                        Per:
                                             -----------------------------------
                                             (Authorized Signing Officer)